Exhibit 99.1

FOR IMMEDIATE RELEASE

PINNACLE CONTACTS:

Harold Carpenter (investment community)	Nikki Klemmer (news media)
(615) 744-3742	(615) 743-6132
https://www.pnfp.com

PINNACLE FINANCIAL PARTNERS OBTAINS REGULATORY APPROVALS TO ACQUIRE CAPITALMARK BANK & TRUST AND MAGNA BANK

NASHVILLE, TN, July 6, 2015 – Pinnacle Financial Partners, Inc. (Nasdaq/NGS: PNFP) ("Pinnacle") announced today that it has received approvals of its applications to merge with CapitalMark Bank & Trust ("CapitalMark") in Chattanooga, TN and Magna Bank ("Magna") in Memphis, TN from both the Tennessee Department of Financial Institutions and the Federal Deposit Insurance Corporation.
Subject to approval by the shareholders of both CapitalMark and Magna, as well as satisfaction of other closing conditions, Pinnacle anticipates that the mergers should become effective during the third quarter of 2015. The shareholder meetings for CapitalMark and Magna are scheduled to occur in late July.
"This is a significant milestone for all of us at Pinnacle," said M. Terry Turner, Pinnacle's president and chief executive officer. "We believe all of our constituencies will benefit from these mergers—associates, clients, communities and shareholders. We are pleased with the integration progress thus far, and I have been very impressed with the dialogue that is occurring between the associates at the three banks. We all look forward to satisfaction of the remaining closing conditions so we can consummate the mergers and continue our efforts to build the best financial services firm in Tennessee."
When the operations of the three institutions are combined, Pinnacle's existing clients will gain the convenience of another eight locations, including offices in the Tennessee counties of Shelby, Hamilton, Bradley and Anderson, all of which are new to Pinnacle's footprint. CapitalMark and Magna clients will be able to access a wider array of services, including treasury management, trust, investment and insurance.

About Pinnacle
Pinnacle Financial Partners provides a full range of banking, investment, trust, mortgage and insurance products and services designed for businesses and their owners and individuals interested in a comprehensive relationship with their financial institution.
The firm began operations in a single downtown Nashville location in October 2000 and has since grown to approximately $6.3 billion in assets at March 31, 2015. At March 31, 2015, Pinnacle is the second-largest bank holding company headquartered in Tennessee, with 29 offices in eight Middle Tennessee counties and five offices in Knoxville. Additionally, Great Place to Work® named Pinnacle one of the best workplaces in the United States on its 2014 Best Small & Medium Workplaces list published in FORTUNE magazine. The American Banker also recognized Pinnacle as the second best bank to work for in the country.
Additional information concerning Pinnacle, which is included in the NASDAQ Financial-100 Index, can be accessed at www.pnfp.com.

About CapitalMark
CapitalMark Bank & Trust is a full-service commercial bank with four private client offices in Chattanooga, Cleveland, Knoxville and Oak Ridge. CapitalMark's Banker Teams serve the needs of privately owned businesses, their owners and managers, as well as professionals, executives and their families. Services offered include mortgage, trust and wealth management. For more information, please visit: capitalmark.com.

About Magna
Magna Bank is a vibrant community bank based in Memphis with a vision of becoming the dominant community bank in the area. Magna is a leader among locally owned banks in Memphis in residential and commercial mortgage lending, small business lending and private banking. Magna offers a full array of banking services and prides itself in being large enough to serve its customers' needs, yet small enough to offer the best customer service available. For more information, please visit: www.magnabank.com.

Additional Information and Where to Find It

In connection with the proposed mergers of CapitalMark Bank & Trust ("CapitalMark") and Magna Bank ("Magna") with and into Pinnacle Bank, Pinnacle Financial Partners, Inc. ("Pinnacle") has filed registration statements on Form S-4 with the Securities and Exchange Commission (the "SEC") that have been declared effective by the SEC to register the shares of Pinnacle common stock that will be issued to CapitalMark's and Magna's shareholders in connection with the transactions. The registration statements include a proxy statement/prospectus (that is being delivered to CapitalMark's and Magna's shareholders in connection with their required approval of the proposed mergers) and other relevant materials in connection with the proposed merger transactions involving Pinnacle Bank and each of CapitalMark and Magna.

INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGERS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PINNACLE, CAPITALMARK, MAGNA AND THE PROPOSED MERGERS.

Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of each proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Pinnacle Financial Partners Inc., 150 3rd Avenue South, Suite 900, Nashville, TN 37201, Attention: Investor Relations (615) 744-3742; CapitalMark, 801 Broad St., Chattanooga, TN 37402, Attention:  Investor Relations (423) 386-2828; or Magna, 6525 Quail Hollow Road, Suite 513, Memphis, TN 38120 Attention: Shareholder Services (901) 259-5600.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Forward-Looking Statements

All statements, other than statements of historical fact included in this release, are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The words "expect," "anticipate," "intend," "plan," "believe," "seek," "should," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking including statements about the benefits to Pinnacle of the proposed merger transactions with CapitalMark and Magna, Pinnacle's future financial and operating results (including the anticipated impact of the mergers with CapitalMark and Magna on Pinnacle's earnings and tangible book value) and Pinnacle's plans, objectives and intentions.  All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, (1) the risk that the cost savings and any revenue synergies from the mergers with CapitalMark and Magna may not be realized or take longer than anticipated to be realized, (2) disruption from the mergers with CapitalMark and Magna with customers, suppliers or employee relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreements with CapitalMark and Magna, (4) the risk of successful integration of CapitalMark's and Magna's businesses with Pinnacle's business, (5) the failure of CapitalMark's or Magna's shareholders to  approve the mergers, (6) the amount of the costs, fees, expenses and charges related  to the mergers, (7) reputational risk and the reaction of the parties' customers to the proposed mergers, (8) the failure of the closing conditions to be satisfied, (9) the risk that the integration of CapitalMark's or Magna's operations with Pinnacle's will be materially delayed or will be more costly or difficult than expected, (10) the possibility that the mergers may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by Pinnacle's issuance of additional shares of its common stock in the mergers and (12) general competitive, economic, political and market conditions.  Additional factors which could affect the forward looking statements can be found in Pinnacle's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with or furnished to the SEC and available on the SEC's website at http://www.sec.gov. Pinnacle, CapitalMark and Magna disclaim any obligation to update or revise any forward-looking statements contained in this release which speak only as of the date hereof, whether as a result of new information, future events or otherwise.

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